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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 1, 1999

                            EASTMAN CHEMICAL COMPANY
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   1-12626                    62-1539359
(State or Other Jurisdiction    (Commission File No.)          (IRS Employer
       of Incorporation)                                     Identification No.)

     100 N. Eastman Road, Kingsport, Tennessee           37660
     (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (423) 229-2000
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ITEM 5.   OTHER EVENTS.

          On June 2, 1999, Eastman Chemical Company, a Delaware corporation (the "Registrant"), completed its previously announced tender offer for all outstanding shares of common stock, par value $1.00 per share (the "Shares"), of Lawter International, Inc., a Delaware corporation ("Lawter"), at a price of $12.25 per Share, net to the seller in cash (the "Offer").

          The Offer expired at 12:00 midnight, New York City time, on Tuesday, June 1, 1999. In the Offer, the Registrant's wholly owned subsidiary, Lipstick Acquisition Corp., a Delaware corporation (the "Purchaser"), purchased 31,019,533 Shares, which constituted approximately 93.8% of the outstanding Shares. The aggregate purchase price for the Shares pursuant to the Offer was $379,989,279.25.

          On June 9, 1999, the Purchaser merged (the "Merger") with and into Lawter pursuant to the Agreement and Plan of Merger, dated as of April 27, 1999, by and among the Registrant, the Purchaser and Lawter (the "Merger Agreement"), with Lawter being the surviving corporation and thereby becoming a wholly owned subsidiary of the Registrant. Pursuant to the Merger Agreement, all remaining outstanding Shares (other than Shares owned by Lawter as treasury stock, owned by the Registrant or any wholly owned subsidiary of the Registrant, or Shares held by stockholders exercising appraisal rights under Delaware law) were converted into a right to receive $12.25 in cash, without interest.

          A copy of the press release issued by the Registrant in respect of the foregoing is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) - (b) Not required.

          (c)  Exhibits.

               2.1 Agreement and Plan of Merger, dated as of April 27, 1999, by and among the Registrant, the Purchaser and Lawter (incorporated by reference to Current Report on Form 8-K, filed by the Registrant on May 3, 1999).

               99.1 Text of Press Release dated June 9, 1999, issued by the
                    Registrant.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EASTMAN CHEMICAL COMPANY


Date:  June 9, 1999                     By:  /s/ Allan R. Rothwell
                                             -----------------------------------
                                             Name:   Allan R. Rothwell
                                             Title:  Senior Vice President and
                                                     Chief  Financial Officer
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                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated as of April 27, 1999, by and among the Registrant, the Purchaser and Lawter (incorporated by reference to Current Report on Form 8-K, filed by the Registrant on May 3, 1999).

99.1 Text of Press Release dated June 9, 1999, issued by the Registrant.